UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       August 24, 2009
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                            SALISBURY BANCORP, INC.
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               (Exact name of registrant as specified in charter)

        Connecticut                    000-24751                 06-1514263
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

5 Bissell Street, Lakeville, Connecticut                         06039-1868
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(Address of principal executive offices)                         (zip code)

Registrant's telephone number, including area code:  (860) 435-9801
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Section 8.        Other Events
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         Item 8.01         Other Events.
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         On August 24, 2009, Salisbury Bancorp, Inc.'s sole subsidiary, Salisbury Bank and Trust Company ("Salisbury Bank") entered into a Purchase and Assumption Agreement with Webster Bank, National Association ("Webster Bank"), pursuant to which Salisbury Bank will purchase the Canaan, Connecticut Branch of Webster Bank. Further information is set forth in the attached press release.

Section 9.        Financial Statements and Exhibits
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         Item 9.01         Financial Statements and Exhibits.
                           ---------------------------------

                 (a)       Not Applicable.

                 (b)       Not Applicable.

                 (c)       Not Applicable.

                 (d)       Exhibits.

                           Exhibit 99.1 Press release dated August 25, 2009.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: August 25, 2009            SALISBURY BANCORP, INC.


                                  By:   s/ Richard J. Cantele, Jr.
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                                           Richard J. Cantele, Jr.
                                           President and Chief Executive Officer